UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2024

SVB Financial Group

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39154	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Sand Hill Road

Menlo Park, California 94025

(Address of principal executive offices) (Zip Code)

(650) 567-6900

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously reported, on March 17, 2023, SVB Financial Group (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) for relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Company’s case is administered under the caption In re SVB Financial Group, Case No: 23-10367 (the “Chapter 11 Case”). The Company is continuing to operate its remaining businesses, including SVB Capital, its investment advisory business which sponsors and advises private venture capital and credit funds, as a debtor in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

In connection with the Chapter 11 Case, the Company provided certain financial and other information to certain holders of the Company’s senior notes and preferred stock (the “Creditors”), pursuant to non-disclosure agreements with such Creditors (the “NDAs”). Pursuant to the NDAs, the Company agreed to disclose publicly any material non-public information disclosed to such Creditors after a specified period or upon the occurrence of certain events set forth in the NDAs (the “Disclosure Information”). The Disclosure Information was disclosed in a Current Report on Form 8-K, dated January 10, 2024.

On February 8, 2024, the Company provided certain updates and supplements to the Disclosure Information related to the SVB Capital business (the “Updated Disclosure Information”). A copy of the Updated Disclosure Information is being furnished on this Current Report on Form 8-K (the “Form 8-K”) as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

Documents filed on the docket of and other information related to the Chapter 11 Case are available free of charge online at https://restructuring.ra.kroll.com/SVBFG/. Documents and other information available on such website are not part of this Form 8-K and shall not be deemed incorporated by reference in this Form 8-K. The Company has included the website address in this Form 8-K as an inactive textual reference only.

The information contained in this Item 7.01 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Updated Disclosure Information

Management of the Company and of the SVB Capital business prepared the projections in the Updated Disclosure Information from certain internal financial projections based on expectations, beliefs, opinions, and assumptions that they believed were reasonable at the time they were made. Such expectations, beliefs, opinions, and assumptions may not be appropriate as of the date hereof in light of developments in the Company’s or SVB Capital’s business and the broader markets it serves. The projections were not prepared with a view towards public disclosure and were not prepared in accordance with generally accepted accounting principles or any published guidelines for preparation and presentation of “prospective financial information.” The inclusion of the projections in this Form 8-K should not be regarded as an indication that the Company or any other person considered, or now considers, this information to be predictive of actual future results, and does not constitute an admission or representation by any person that such information is material, or that the expectations, beliefs, opinions, and assumptions that underlie such projections remain the same as of the date of this Form 8-K, and readers are cautioned not to place undue reliance on the prospective financial information.

No independent accountant has examined, compiled, or performed any procedures with respect to the prospective financial information contained in this Form 8-K. Accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the prospective financial information. Except as required by law, the Company does not currently intend to update or revise publicly any of the information contained or incorporated herein to reflect circumstances or other events occurring after the date the financial projections were prepared or to reflect the occurrence of future events. These considerations should be taken into account in reviewing the financial projections, which were prepared as of an earlier date. For additional information on factors that may cause actual future financial results to vary materially from the information presented herein, see the section entitled “Forward-Looking Statements” below.

Forward-Looking Statements

Various statements in this Form 8-K or documents referred to herein, including those that express a belief, expectation, target or intention, as well as those that are not statements of historical fact, and/or the Updated Disclosure Information, are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and/or the Private Securities Litigation Reform Act of 1995, as applicable. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which include the following: risks and uncertainties relating to the Chapter 11 Case, including but not limited to, the effects of the Chapter 11 Case on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case in general, the duration of the Chapter 11 Case, the Company’s ability to successfully enter into and implement a restructuring plan, risks associated with third-party motions in the Chapter 11 Case, risks related to the trading of the Company’s securities on the OTC Pink Market, the risk that the Chapter 11 Case may be converted to a case under Chapter 7 of the Bankruptcy Code, the potential adverse effects of the Chapter 11 Case on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s restructuring, as well as other risk factors. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Updated Disclosure Information provided in connection with discussions with certain Creditors.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SVB Financial Group (Company)

Date: February 8, 2024	By:	/s/ Nicholas Grossi
Name: Nicholas Grossi
Title: Interim Chief Financial Officer